POWER OF ATTORNEY

Known all by these present, that the

undersigned hereby constitutes and

appoints each of Pamela K. Knous,

A. Alexander Rhodes, David M. Oliver,

and Gary I.Teblum, signing singly,

the undersigned's true and lawful

attorney-in-fact to:

(1) execute for and on behalf of

the undersigned, in the undersigned's

capacity as an officer and/or director

of Chico's FAS, Inc. (the "Company"),

Forms 3, 4, and 5 in accordance with

Section 16(a) of the Securities Exchange

Act of 1934 and the rules thereunder,

(2) do and perform any and all acts for

and on behalf of the undersigned

which may be necessary or desirable to

complete and execute any such

Form 3, 4, or 5 and timely file such

form with the United States Securities

and Exchange Commission and any stock

exchange or similar authority; and

(3) take any other action of any type

whatsoever in connection with the

foregoing which, in the opinion of such

attorney-in-fact, may be of benefit

to, in the best interest of, or legally

required by, the undersigned, it being

understood that the documents executed by

such attorney-in-fact on behalf of the

undersigned pursuant to this power of

attorney shall be in such form and shall

contain such terms and conditions as such

attorney-in-fact may approve in such

attorney-in-fact's discretion.

The undersigned hereby grants to each such

attorney-in-fact full power and authority

to do and perform any and every act and

thing whatsoever requisite, necessary, or

proper to be done in the exercise of any

of the rights and powers herein granted,

as fully to all intents and purposes as the

undersigned might or could do if personally

present, with full power of substitution or

revocation, hereby ratifying and confirming

all that such attorney-in-fact, or such

attorney-in-fact's substitute or substitutes,

shall lawfully do or cause to be done by

virtue of this power of attorney and the

rights and powers herein granted.

The undersigned acknowledges that the foregoing

attorneys-in-fact, in serving in such capacity

at the request of the undersigned, are not

assuming, nor is the Company assuming, any of the

undersigned's responsibilities to comply with

Section 16 of the Securities Exchange Act of 1934.

This power of attorney shall remain in full force

and effect until the undersigned is no longer

required to file Forms 3, 4, and 5 with respect

to the undersigned's holdings of and transactions

in securities issued by the Company, unless earlier

revoked by the undersigned in a signed writing

delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this

Power of Attorney to be executed effective as of

the 20th day of June 2012.

/s/ Ross E. Roeder

Ross E. Roeder